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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) November 19, 1998


                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)


                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                 0-17270                  75-2231415
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)            Identification No.)


       6501 Legacy Drive, MS 1318
             Plano, Texas                                    75024-3698
(Address of principal executive offices)                     (Zip Code)


(Registrant's telephone number, including area code):  (972) 431-2082

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Item 5.   Other Events.
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   On November 25, 1998, JCP Receivables, Inc. ("JCPR"), entered into a Series E
Supplement ("Supplement") (a copy of which is filed herewith as Exhibit 4.1) to the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended as of October 15, 1997 with J. C. Penney Company, Inc. ("JCPenney"), as Servicer, and The Fuji Bank and Trust Company, as Trustee (as so supplemented, the "Pooling and Servicing Agreement"). JCP Master Credit Card Trust 5.50%
Class A Asset Backed Certificates, Series E, representing an aggregate principal amount of $650,000,000 were issued by the JCP Master Credit Card Trust, pursuant to the Pooling and Servicing Agreement, on November 25, 1998 (a specimen of such Certificates is filed herewith as Exhibit 4.2).

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

   The following are filed as Exhibits to this Report:

   1.1  Underwriting Agreement, dated as of November 19, 1998

   4.1  Series E Supplement, dated as of November 25, 1998

   4.2  Specimen Certificate


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JCP RECEIVABLES, INC.



Date:  December 10, 1998              By:  /s/ Catherine A. Walther
                                           ---------------------------------
                                           Catherine A. Walther
                                           President